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SUPPLEMENT DATED DECEMBER 19, 2003 TO THE PROSPECTUS DATED MARCH 1, 2003 FOR:

   .  AXA PREMIER FUNDS TRUST
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This Supplement updates certain information contained in the Prospectus dated
March 1, 2003, of AXA Premier Funds Trust ("Trust"). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

                             Fund Fees and Expenses

In the section entitled "Fund Fees and Expenses," the Shareholder Fees tables for the funds (other than that for AXA Premier Money Market Fund) should indicate 2% redemption fee for each of Class A, Class B, Class C and Class Z, effective January 1, 2004. The footnotes to the tables should indicate that such redemption fee is only charged on shares purchased and redeemed within seven days.

              Restrictions on Buying, Selling and Exchanging Shares

Under the heading "Purchase and Exchange Restrictions" in the section entitled "Fund Services - Restrictions on Buying, Selling and Exchanging Shares," the following sentence should be added at the end of the paragraph:

         Shares of each fund are not available for purchase in all states.

Effective January 1, 2004, the information below should replace the information provided in the paragraphs under "Purchase and Exchange Restrictions on Market-Timers and Active Traders" in the section entitled "Fund Services - Restrictions on Buying, Selling and Exchanging Shares."

         In general, the funds are not designed for long-term investing. Each fund and the Co-distributors reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if, in the fund's or the Co-distributors' sole discretion, the transaction would disrupt the management of the fund or would be otherwise harmful to the fund and its other shareholders. If, within 7 days of purchasing shares of a fund (except the Money Market
         Fund), a shareholder sells those shares, exchanges those shares for shares of another fund (including the Money Market Fund), or exchanges those shares for shares of another investment company, that shareholder will be charged a 2% redemption fee on the current net asset value of the shares sold or exchanged.

         The 2% redemption fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains), shares held in multi-participant retirement plans, such as employer-sponsored 401(k), 403(b) and certain pension accounts, or to shares redeemed through designated automatic withdrawal plans or purchased through automatic investment and automatic

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         exchange plans. The 2% fee may apply to shares in retirement plans held in broker omnibus accounts and to shares held in single-participant retirement plans, such as self-employed 401(k), simple IRA and SEPS.

         Shareholders seeking to engage in excessive short-term trading may employ a variety of strategies to avoid detection, and, despite the funds' and the Co-distributors' best efforts to identify trades that could be potentially disruptive to the management of the funds, there is no guarantee that the funds or the Co-distributors will be able to identify such trades and take appropriate action.

                          AXA Premier Health Care Fund

The information provided below supplements the information regarding the portfolio managers (including their business experience) of Wellington Management Company, LLP, one of the sub-advisers of AXA Premier Health Care Fund, located in the table under the headings "The Sub-adviser(s) and Portfolio Manager(s)" and "Business Experience" in the section entitled "MANAGEMENT TEAM - The Manager and the Sub-advisers."

         Effective January 2004, Dr. Robert L. Deresiewicz will become an additional portfolio manager for the portion of the fund allocated to Wellington Management. Dr. Deresiewicz has been a Global Industry Analyst at Wellington Management since 2000. Prior to joining Wellington Management, he was an Assistant Professor of Medicine at the Harvard Medical School and an Associate Physician in the Division of Infectious Diseases at the Brigham and Women's Hospital from 1987 to 1998.

                        AXA Premier Large Cap Growth Fund

The information provided below replaces the information regarding the portfolio managers (including their business experience) of TCW Investment Management Company, one of the sub-advisers of AXA Premier Large Cap Growth Fund, located in the table under the headings "The Sub-adviser(s) and Portfolio Manager(s)" and "Business Experience" in the section entitled "MANAGEMENT TEAM - The Manager and the Sub-advisers."

         Glen E. Bickerstaff and Brian M. Beitner are the portfolio managers for the portion of the fund allocated to TCW. Mr. Bickerstaff has been a Group Managing Director of TCW since 2001. He joined TCW in 1998 as a Managing Director. Prior to joining TCW, he was a Vice President and Senior Portfolio Manager at Transamerica Investment Services from 1987 to 1998. Mr. Beitner has been a Managing Director of TCW since he joined the firm in 1998. Prior to joining TCW, he was a Senior Vice President with Scudder Kemper Investments from 1990 to 1998.